UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 10, 2012

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-35293	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 10, 2012, upon the recommendation of senior management, the Audit Committee of the board of directors of Central European Distribution Corporation (the “Company”), concluded that the Company’s unaudited condensed consolidated financial statements for the three and six months ended June 30, 2012, as presented in the Company’s quarterly report on Form 10-Q for the three and six months ended June 30, 2012, filed with the United States Securities and Exchange Commission (the “SEC”) on October 5, 2012, should no longer be relied upon. The Company will restate these financial statements to correct an excess provision previously recorded to account for promotional compensation granted to one customer in a division of its main operating subsidiary in Russia, the Russian Alcohol Group (“RAG”). The excess provision resulted in an inadvertent understatement of the Company’s accounts receivable.

The Company estimates that the aggregate effect of the adjustments identified to date will result in an increase in accounts receivable as at June 30, 2012, and a decrease in selling, general and administrative expenses for the three and six months ended June 30, 2012, of approximately $6 million, resulting in an increase in net income for the three and six months ended June 30, 2012, of approximately $6 million, which amounts are subject to change as the Company continues its review of the accounting matters discussed herein. These amounts reflect the fact that certain accounts receivable related to promotional compensation granted to customers of RAG that had been provisioned as doubtful accounts were ultimately recovered in the period and therefore the associated provisions are to be reversed. The adjustments are not expected to have any impact on previously reported net cash provided by operating activities reported in the cash flow statements during the period.

As previously disclosed, following an internal investigation led by the Audit Committee of the Company’s board of directors regarding the Company’s retroactive trade rebates, trade marketing expenses and related accounting issues, including the promotional compensation granted to customers of RAG, the Company filed an amended annual report on Form 10-K/A for the year ended December 31, 2011, and amended quarterly reports on Form 10-Q/A for the three and nine months ending September 30, 2011 and the three months ending March 31, 2012, with the SEC. In addition, the Company filed a Form 10-Q for the three and six months ending June 30, 2012, that included restated financial statements as of and for the three and six months ending June 30, 2011. The adjustments to the Company’s unaudited condensed consolidated financial statements for the three and six months ended June 30, 2012, disclosed above represent a partial reversal of the selling, general and administrative expenses, and associated adjustments to the accounts receivable, reported in these restated financial statements.

Certain members of the board of directors and senior management of the Company have discussed the matters described above with Ernst & Young Audit Sp. z.o.o. The Company is currently targeting a date of November 19, 2012, for filing an amended quarterly report on Form 10-Q for the three and six months ended June 30, 2012 with the SEC to reflect the restated financial statements. There can be no assurance, however, that this filing will be made within the anticipated period.

While the Company has begun restructuring its corporate finance and reporting department in Poland and Russia to implement more effective internal controls over financial reporting, management’s evaluation of its internal control over financial reporting has disclosed material weaknesses still exist as noted in Management’s Annual Report on and Changes in Internal Control over Financial Reporting located in Item 9A, Controls and Procedures, of the Company’s Form 10-K/A for the year ended December 31, 2011, filed with the SEC on October 5, 2012. The Company is in the process of implementing the remediation steps listed in that Item 9A.

The expected effects of the restatement described above are based on currently available information. Because the Company’s accounting review is ongoing, the estimates included herein are subject to change until the final restated financial statements are filed with the SEC.

A copy of the press release, dated November 13, 2012, announcing the items reported in this Current Report on Form 8-K is attached hereto as Exhibit 99.1

Forward-Looking Information

This Current Report contains forward looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding the expected materiality or significance of the estimated adjustments to the financial statements, the expected timing for filing the Company’s amended quarterly report and the quantitative effects of the restatement. Forward looking statements are based on our knowledge of facts as of the date hereof and involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by our forward looking statements. Such risks include, among others, the risk that additional information may arise from the evaluation of the Company’s disclosure controls and procedures and that the preparation of the Company’s restated financial statements or other subsequent events would require the Company to make other revisions.

Investors are cautioned that forward looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. The Company undertakes no obligation to publicly update or revise any forward looking statements or to make any other forward looking statements, whether as a result of new information, future events or otherwise, unless required to do so by securities laws. Investors are referred to the full discussion of risks and uncertainties included in the Company’s Form 10-K/A for the fiscal year ended December 31, 2011, including statements made under the captions “Item 1A. Risks Relating to Our Business” and in other documents filed by the Company with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated November 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Bartosz Kolacinski
Bartosz Kolacinski
Interim Chief Financial Officer

Date: November 13, 2012